MAINSTAY GROUP OF FUNDS

Supplement dated May 1, 2009 (“Supplement”)
to the Statement of Additional Information dated March 2, 2009 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for the MainStay Group of Funds. You may obtain copies of the Prospectuses and SAI free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.  These documents are also available via the MainStay Group of Funds’ website at mainstayinvestments.com.  Please review this important information carefully.

At a Board meeting on April 8, 2009, the Board took action to remove certain of the non-fundamental investment restrictions of the MainStay Trust, Eclipse Trust, and Eclipse Funds Inc., as described below.  The removal of these restrictions is not intended to affect the manner or style in which any of the Funds are managed.

1.           The section entitled “Investment Practices, Instruments and Risks Common to Multiple Funds” beginning on page 25 of the SAI is hereby revised to replace the first paragraph of the sub-heading “Commercial Paper” on page 28 with the following:

A Fund, including the MainStay Funds of Funds, may invest in commercial paper if it is rated at the time of investment in the highest ratings category by a nationally recognized statistical ratings organization (“NRSRO”), such as Prime-1 by Moody’s or A-1 by S&P, or, if not rated by Moody’s or S&P, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.  In addition, unless otherwise stated in the applicable Prospectus, each Fund may invest up to 5% of its total assets in commercial paper if it is rated in the second highest ratings category by an NRSRO, such as S&P or Moody's, or, if unrated, if the Fund’s Manager or Subadvisor determines that the commercial paper is of comparable quality.

2.           The section entitled “Non-Fundamental Investment Restrictions” beginning on page 22 of the SAI is hereby revised to delete the following restrictions:

MainStay Trust

4.
The MainStay Convertible Fund, MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay International Equity Fund, MainStay MAP Fund, MainStay Money Market Fund, MainStay Tax Free Bond Fund, and MainStay Total Return Fund may not enter into reverse repurchase agreements.

5.
Each of the MainStay Common Stock Fund, MainStay Diversified Income Fund, MainStay Global High Income Fund, MainStay Large Cap Growth Fund, MainStay Mid Cap Value Fund and MainStay Small Cap Growth Fund may not invest more than 5% of its total assets in reverse repurchase agreements.

11.
The MainStay Government Fund, MainStay High Yield Corporate Bond Fund, MainStay Mid Cap Growth Fund, MainStay Money Market Fund, MainStay Principal Preservation Fund, and MainStay Tax Free Bond Fund may not purchase or sell stock index futures.

Eclipse Trust

Applicable to:  MainStay Balanced Fund, MainStay Mid Cap Core Fund and MainStay Small Company Value Fund – Each of these Funds may not:

•
“invest in bank obligations if, at the date of investment, the bank has a capital surplus and individual profits (as of the date of their most recently published financials) of $1 billion or less, or the equivalent in other currencies. These limitations do no prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements discussed above under “Bank Obligations”;”

Eclipse Funds Inc.

1.	The MainStay All Cap Growth Fund and MainStay S&P 500 Index Fund may not invest in floating and variable rate debt instruments.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.